UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 12, 2013
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WEBSENSE, INC.
(Exact name of registrant as specified in its charter)
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Delaware (state or other jurisdiction of incorporation)	000-30093 (Commission File Number)	51-0380839 (I.R.S. Employer Identification No.)

10240 Sorrento Valley Road San Diego, California 92121 (Address of principal executive offices) (Zip Code)

(858) 320-8000 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
The Board of Directors (the "Board") of Websense, Inc. (the "Company") previously adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated 2000 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,000,000 shares. On June 12, 2013, the Company's stockholders approved such amendment at the 2013 Annual Meeting of Stockholders. The foregoing description of the amendment to the plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the plan, as amended, attached as Appendix A to the Company's Proxy Statement on Schedule 14A (File No. 000-30093) filed with the Securities and Exchange Commission ("SEC") on April 26, 2013 (the "Proxy Statement"), and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2013 Annual Meeting of Stockholders of the Company was held on June 12, 2013. The Company previously filed with the SEC on April 26, 2013 the Proxy Statement which describes in detail each of the four proposals submitted to the Company’s stockholders at the meeting. The final results for the votes cast with respect to each proposal are set forth below.

There were present at the meeting, either in person or by proxy, 33,232,352 shares of Common Stock of the Company out of a total of 36,384,990 shares of Common Stock, issued, outstanding and entitled to vote as of the record date of April 15, 2013. This constituted 91.34% of the Company’s outstanding Common Stock entitled to vote at the meeting.

Proposal 1: Election of Directors
The Company's stockholders elected each of the seven directors nominated by the Board to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
John B. Carrington	30,057,943	630,294	2,544,115
Charles M. Boesenberg	29,090,095	1,598,142	2,544,115
Bruce T. Coleman	29,631,204	1,057,033	2,544,115
John R. McCormack	30,240,577	447,660	2,544,115
John F. Schaefer	29,788,541	899,696	2,544,115
Gary E. Sutton	29,973,434	714,803	2,544,115
Peter C. Waller	29,626,754	1,061,483	2,544,115

 Proposal 2: Amendment of the Amended and Restated 2000 Employee Stock Purchase Plan
The Company's stockholders approved the amendment of the Company's Amended and Restated 2000 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,000,000 shares. The tabulation of votes on this matter was as follows: 30,305,069 votes for; 376,271 votes against; 6,897 abstentions; and 2,544,115 broker non-votes.

Proposal 3: Non-binding Advisory Approval of the Compensation of the Company's Named Executive Officers, as Disclosed in the Proxy Statement
The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows: 29,526,105 votes for; 1,149,341 votes against; 12,791 abstentions; and 2,544,115 broker non-votes.

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm
The Company's stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. The tabulation of votes on this matter was as follows: 32,832,255 votes for; 398,793 votes against; 1,304 abstentions; and no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: June 17, 2013	By:	/s/ Michael A. Newman
Michael A. Newman
Chief Financial Officer
(principal financial and accounting officer)